Provisions	12 Months Ended
Dec. 31, 2019
Provisions
Provisions

29. Provisions

					Project	Divestment-	Material
EURm	Restructuring	Warranty	Litigation	Environmental	losses	related	liability	Other	Total
As of January 1, 2018	722	210	130	107	76	76	66	501	1 888
Translation differences	2	–	(11)	4	1	(5)	2	3	(4)
Reclassification	(18)	–	9	(1)	–	–	(1)	11	–
Charged to income statement:
Additional provisions	289	171	32	11	–	–	81	86	670
Changes in estimates(1)	(51)	(75)	(9)	(3)	(10)	(5)	(51)	(206)	(410)
Total charged to income statement	238	96	23	8	(10)	(5)	30	(120)	260
Utilized during year(2)	(451)	(111)	(42)	(10)	(12)	–	(25)	(66)	(717)
As of December 31, 2018	493	195	109	108	55	66	72	329	1 427
Translation differences	1	–	(1)	2	–	1	1	–	4
Reclassification(3)	(43)	–	(1)	–	–	–	–	(9)	(53)
Charged to income statement:
Additional provisions	442	122	18	32	–	–	79	76	769
Changes in estimates	(57)	(46)	(11)	(8)	–	(16)	(38)	(58)	(234)
Total charged to income statement	385	76	7	24	–	(16)	41	18	535
Utilized during year(2)	(459)	(104)	(39)	(7)	(5)	–	(33)	(57)	(704)
As of December 31, 2019	377	167	75	127	50	51	81	281	1 209

(1)   The changes in estimates in other provisions include a release of EUR 110 million due to resolution of a tax dispute related to discontinued operations.

(2)   The utilization of restructuring provision includes items transferred to accrued expenses, of which EUR 78 million remained in accrued expenses as of December 31, 2019 (EUR 55 million in 2018).

(3)  The reclassification in restructuring provisions is based on adoption of IFRS 16, Leases. Refer to Note 3, New and amended standards and interpretations for further details.

As of December 31, 2019, the restructuring provision amounted to EUR 377 million including personnel and other restructuring related costs, such as real estate exit costs. The provision consists of EUR 343 million global provision related to the announcements on April 6, 2016 and October 25, 2018 and EUR 34 million relating to the restructuring provisions recognized due to previously announced restructuring programs. The majority of the restructuring-related cash outflows is expected to occur over the next two years.

The warranty provision relates to sold products. Cash outflows related to the warranty provision are generally expected to occur within the next 18 months.

The litigation provision includes estimated potential future settlements for litigation. Cash outflows related to the litigation provision are inherently uncertain and generally occur over several periods.

The environmental provision includes estimated costs to sufficiently clean and refurbish contaminated sites, to the extent necessary, and where necessary, continuing surveillance at sites where the environmental remediation exposure is less significant. Cash outflows related to the environmental liability are inherently uncertain and generally occur over several periods.

The project loss provision relates to onerous customer contracts. The timing of the project loss provision utilization is typically uncertain.

The divestment-related provision relates to the sale of businesses, and includes certain liabilities where the Group is required to indemnify the buyer. Cash outflows related to the divestment-related provision are inherently uncertain.

The material liability provision relates to non-cancellable purchase commitments with suppliers, in excess of forecasted requirements as of each reporting date. Cash outflows related to the material liability provision are expected to occur over the next 12 months.

Other provisions include provisions for various contractual obligations, other obligations and uncertain tax positions. Cash outflows related to other provisions are generally expected to occur over the next two years.

Legal matters

A number of Group companies are and will likely continue to be subject to various legal proceedings and investigations that arise from time to time, including proceedings regarding intellectual property, product liability, sales and marketing practices, commercial disputes, employment and wrongful discharge, antitrust, securities, health and safety, environmental, tax, international trade, privacy matters and compliance. As a result, the Group may incur substantial costs that may not be covered by insurance and could affect business and reputation. While management does not expect any of these legal proceedings to have a material adverse effect on the Group’s financial position, litigation is inherently unpredictable and the Group may in the future incur judgments or enter into settlements that could have a material adverse effect on the results of operations and cash flows.

Litigation and proceedings

Mass labor litigation Brazil

The Group is defending against a substantial number of labor claims in various Brazilian labor courts. Plaintiffs are former employees whose contracts were terminated after the Group exited from certain managed services contracts. The claims mainly relate to payments made under, or in connection with, the terminated labor contracts. The Group has closed the majority of the court cases through settlement or judgment. Closure of most of the remaining open cases is expected to occur within the next couple of years.

Asbestos litigation in the United States

The Group is defending approximately 300 asbestos-related matters, at various stages of litigation. The claims are based on premises liability, products liability, and contractor liability. The claims also involve plaintiffs allegedly diagnosed with various diseases, including but not limited to asbestosis, lung cancer, and mesothelioma.

Securities Class Action

A litigation was filed on April 19, 2019 against the Group and certain executives in the United States relating to allegations of the Group making false and misleading statements and omissions concerning its progress of integration of Alcatel-Lucent S.A, including compliance practises identified during the integration process and disclosed in the company’s annual report on Form 20-f on March 21, 2019. The complaint was subsequently amended to include allegations of the Group making false and misleading statements and omissions concerning the Group’s readiness for the transition to fifth generation wireless technology.

Intellectual property rights litigation

Daimler litigations

In March 2019, the Group commenced patent infringement proceedings against Daimler in Germany. The Group has asserted 10 Nokia patents relevant to the 3G and 4G cellular standards in three German regional courts against Daimler’s connected cars.

Continental US litigation

In May 2019, Continental Automotive Systems filed a lawsuit in the USA against the Group and three other defendants relating to an alleged breach of FRAND obligations and a refusal to license component suppliers.

Lenovo

In September and October 2019, the Group commenced patent infringement proceedings against Lenovo in Germany, India and the United States. Across these actions, there are 19 Nokia patents in suit, covering video coding technologies used in Lenovo’s laptop, PC and tablet products.